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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                                 April 26, 1999
                        (Date of earliest event reported)

                          NORFOLK SOUTHERN CORPORATION
             (Exact name of Registrant as specified in its charter)

            Virginia                   1-8339                   52-1188014
      (State of                  (Commission File No.)       (IRS Employer No.)
     Incorporation)              Identification No.)

             Three Commercial Place, Norfolk, Virginia 23510-9241
                   (Address of principal executive offices,
                               including zip code)

        Registrant's telephone number, including area code (757)629-2680

                                    No Change
          (Former name or former address, if changed since last report)
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Item 7.  Exhibits

     99   Copy of the Registrant's press release, dated April 26, 1999.


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            NORFOLK SOUTHERN CORPORATION
                                                  (Registrant)

                                            By: /s/ Dezora M. Martin
                                               ---------------------------
                                                Dezora M. Martin
                                                Corporate Secretary

Date:  April 26, 1999


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                                  EXHIBIT INDEX


Exhibit
Number
System      Description
------      -----------

     99     Copy of Registrant's press release, dated April 26, 1999.